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                                                                    EXHIBIT 99.3

                              BELCO OIL & GAS CORP.

           PROXY FOR SPECIAL MEETING OF STOCKHOLDERS-- AUGUST 21, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BELCO OIL & GAS CORP.
                               BOARD OF DIRECTORS

The undersigned hereby appoints Robert A. Belfer and Laurence D. Belfer, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of Belco Oil & Gas Corp. Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders of Belco Oil & Gas Corp. to be held in New York, New York, on Tuesday, August 21, 2001, at 11 a.m., local time, or at any adjournment(s) or postponement(s) thereof, upon the matters set forth on the reverse side and described in the accompanying Joint Proxy Statement/Prospectus and upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO SUCH DIRECTION IS INDICATED ON THE REVERSE SIDE, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS ON EACH PROPOSAL.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

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                              BELCO OIL & GAS CORP.

  PLEASE MARK VOTE IN BRACKETS IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. TO APPROVE THE AGREEMENT AND PLAN OF MERGER, DATED JUNE 8, 2001, BETWEEN BELCO OIL & GAS CORP. AND WESTPORT RESOURCES CORPORATION AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE ASSUMPTION OF THE WESTPORT RESOURCES CORPORATION 2000 STOCK INCENTIVE PLAN, AS AMENDED IMMEDIATELY PRIOR TO THE MERGER, AND THE RESERVATION OF 6,232,484 SHARES ISSUABLE UNDER THE PLAN.

                                                  For    Against   Abstain
                                                  [ ]      [ ]       [ ]

2. TO AMEND THE ARTICLES OF INCORPORATION OF BELCO OIL & GAS CORP. TO, AMONG OTHER THINGS, CHANGE ITS NAME TO "WESTPORT RESOURCES CORPORATION," DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, CREATE A CLASSIFIED BOARD OF DIRECTORS, PROVIDE FOR INDEMNIFICATION OF CERTAIN PERSONS, INCLUDING DIRECTORS AND OFFICERS OF BELCO OIL & GAS CORP. AND, AFTER THE MERGER, THE COMBINED COMPANY, AND ELECT NOT TO BE GOVERNED BY THE NEVADA REVISED STATUTES "COMBINATION" PROVISIONS.

                                                  For    Against   Abstain
                                                  [ ]      [ ]       [ ]

3.   ELECTION OF DIRECTORS

     Class I Nominees:          Class II Nominees:       Class III Nominees:
     (i)   Laurence D. Belfer   (v)   Alex M. Cranberg   (viii) Robert A. Belfer
     (ii)  James M. Funk        (vi)  David L. Porges    (ix)   Murry S. Gerber
     (iii) Peter R. Hearl       (vii) Donald D. Wolf     (x)    Michael Russell
     (iv)  William F. Wallace                            (xi)   Randy Stein

     For All           [ ]
     Withheld All      [ ]
     For All Except    [ ]

        Nominee Exception(s)
                             ----------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEMS 1, 2 AND 3.

                                       NOTE: Please sign as name appears hereon.
                                       Joint owners should each sign. When
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as such.

                                       Signature:
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                                       Date:
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                                       Signature:
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                                       Date:
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